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Exhibit 23.3

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

        We consent to the incorporation by reference in Registration Statement No. 333-120428 of Nationwide Financial Solutions, Inc. on Amendment No. 1 to Form SB-2 of our report dated August 12,2004 appearing in this filing for the fiscal years ended June 30, 2004 and 2003 as well as the reference under the caption "Experts".

/s/ FARBER & HASS, LLP
Camarillo, California
February 21, 2004

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CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM